UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 20, 2016
Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited
(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,
Canada, T2C 4X9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K, originally filed by Canadian Pacific Railway Limited with the Securities and Exchange Commission on April 22, 2016, amends the Form 8-K to include unintentionally omitted information from Item 5.07 of the Form 8-K. The remainder of the Form 8-K, as amended, remains unchanged by this amendment.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the 2016 Annual Meeting of Shareholders held on April 20, 2016, the shareholders of Canadian Pacific Railway Limited (the “Corporation”) voted on (1) appointment of Deloitte LLP as the Corporation’s auditor until the close of the Corporation’s next annual meeting of shareholders, (2) an advisory vote to approve the compensation of the Corporation’s named executive officers (a “Say-on-Pay vote”), (3) an advisory vote on the frequency of Say-on-Pay votes, (4) the election of 9 directors nominated by the Corporation’s board (the “Board”) to serve until the Corporation’s next annual meeting of shareholders or until their successors are elected or appointed and (5) approval of the Corporation’s Section 162(m) Incentive Plan. The proposals are further described in the Corporation’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 29, 2016 (the “Proxy Statement”).

The tables below sets forth the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, for each matter voted upon by the Corporation’s shareholders.

1) Appointment of Auditor. The shareholders approved the appointment of Deloitte LLP as the Corporation’s auditor until the close of the Corporation’s next annual meeting of shareholders.

Votes For	Votes Withheld	Broker Non-Votes
112,374,804	124,844	151,707

2) Advisory Vote to Approve the Compensation of the Corporation’s Named Executive Officers. The shareholders voted against, on a non-binding advisory basis, the approval of the compensation of the Corporation’s named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Proxy Statement.  Although this Say-on-Pay vote is an advisory vote and the results are not binding upon the Board, the Board will take into account the results of this vote, together with other shareholder feedback and best practices in compensation and governance.

Votes For	Votes Against	Broker Non-Votes
54,083,898	54,346,165	4,221,292

3) Advisory Vote on the Frequency of Say-on-Pay Votes. The shareholders approved, on a non-binding advisory basis, a one year frequency of Say-on-Pay votes.

Votes For ONE YEAR	Votes For TWO YEARS	Votes For THREE YEARS	Abstentions	Broker Non-Votes
102,686,361	47,085	5,308,102	222,336	4,387,471

4) Election of Directors. The following individuals were elected to the Corporation’s Board of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
William A. Ackman	107,758,301	671,069	4,221,985
The Hon. John Baird	104,597,069	3,832,304	4,221,982
Isabelle Courville	102,378,186	6,051,187	4,221,982
Keith E. Creel	106,244,007	2,185,366	4,221,982
E. Hunter Harrison	104,741,877	3,687,495	4,221,983
Rebecca MacDonald	104,488,250	3,941,123	4,221,982
Dr. Anthony R. Melman	108,081,089	348,284	4,221,982
Matthew H. Paull	108,140,267	289,106	4,221,982
Andrew F. Reardon	108,152,036	277,337	4,221,982

5) Approval of the Corporation’s Section 162(m) Incentive Plan. The shareholders approved the Corporation’s Section 162(m) Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
100,292,554	7,951,562	179,636	4,277,603

ITEM 8.01 Other Events.

On April 20, 2016, the Corporation issued a press release announcing the results of the 2016 Annual Meeting of Shareholders and director elections. A copy of this press release is attached as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release dated April 20, 2016, announcing the results of the 2016 Annual Meeting of Shareholders and director elections

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2016

CANADIAN PACIFIC RAILWAY LIMITED

By:	/s/ Scott Cedergren
Name: Scott Cedergren
Title: Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release dated April 20, 2016, announcing the results of the 2016 Annual Meeting of Shareholders and director elections